UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 30, 2024

Commission File No. 001-14778

Soligenix, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite B-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SNGX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.03Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the information contained in Item 5.03 of this Current Report is incorporated herein by reference.

Item 5.03Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2024, Soligenix, Inc. (the “Company”) filed a Certificate of Amendment to Second Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware to effect a 1-for-16 reverse stock split of the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding, effective as of 4:00 p.m. EST on June 5, 2024 (the “Reverse Stock Split”). As reported below under Item 5.07 of this Current Report, the Company initially convened its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on May 23, 2024 and reconvened it on May 30, 2024, at which meeting the Company’s stockholders approved the amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of the Company’s Common Stock at a ratio in the range of 1-for-2 to 1-for-20, with such ratio to be determined by the Company’s board of directors (the “Board”) and included in a public announcement. Following the Annual Meeting, the Board determined to effect the Reverse Stock Split at a ratio of 1-for-16 and approved the corresponding final form of the Certificate of Amendment.

As a result of the Reverse Stock Split, every 16 shares of issued and outstanding Common Stock will be automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares that would otherwise have resulted from the Reverse Stock Split will be rounded up to the next whole number. The Reverse Stock Split will reduce the number of shares of Common Stock outstanding from 15,799,837 shares to approximately 987,490 shares, subject to adjustment for the rounding up of fractional shares. The number of authorized shares of Common Stock under the Certificate of Incorporation will remain unchanged at 75,000,000 shares.

Proportionate adjustments will be made to the per share exercise price and the number of shares of Common Stock that may be purchased upon exercise of outstanding stock options and warrants issued by the Company. The maximum number of shares of Common Stock available for issuance under the Company’s 2015 Equity Incentive Plan will remain unchanged at 6,000,000 shares.  Similarly, the maximum number of shares of Common Stock for which stock options may be granted to any person in any calendar year, the maximum benefit that may be paid to any person under performance awards in any calendar year, and the aggregate number of shares of unrestricted stock that may be granted or sold for a purchase price that is less than their fair market value (unless granted in lieu of cash compensation equal to such fair market value) will remain unchanged, in each case at 200,000.

The Common Stock will begin trading on a reverse stock split-adjusted basis on The Nasdaq Capital Market on June 6, 2024. The trading symbol for the Common Stock will remain “SNGX.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 834223 604.

For more information about the Reverse Stock Split, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2024 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The information set forth herein is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated by reference herein.

Item 5.07Submission of Matters to a Vote of Security Holders.

The Company initially convened the Annual Meeting on May 23, 2024 and reconvened the Annual Meeting on May 30, 2024. As of the close of business on April 10, 2024, the record date for the Annual Meeting, there were 10,524,437 shares of Common Stock outstanding and entitled to vote on the proposals described below. The matters described below were submitted to a vote of the Company’s stockholders at the Annual Meeting. Each proposal, the voting power of the shares, the required voted for each proposal, and the quorum requirement are described in detail in the Proxy Statement.

At the Annual Meeting, the proposals set forth below were submitted to a vote of the Company’s stockholders. The final voting results are as follows:

Proposal 1:	Election of Directors

The following five nominees were elected as directors to serve until the 2025 Annual Meeting of Stockholders by votes as follows:

Name	For	Withheld
Christopher J. Schaber, PhD	2,905,999	539,886
Gregg A. Lapointe, CPA, MBA	2,989,703	456,182
Diane L. Parks, MBA	2,932,841	513,044
Robert J. Rubin, MD	2,960,951	484,934
Jerome B. Zeldis, MD, PhD	2,921,504	524,381

There were 1,827,125 broker non-votes in the election of directors.

Proposal 2	Reverse Stock Split Proposal

The proposal to approve an amendment to the Certificate of Incorporation, in substantially the form attached as Annex A to the Proxy Statement, to, at the discretion of the Board, effect a reverse stock split with respect to the issued and outstanding Common Stock at a ratio of 1-for-2 to 1-for-20, with the ratio to be determined at the discretion of the Board and included in a public announcement, was approved, and the votes were as follows:

For	Against	Abstain
3,787,407	1,303,691	181,912

There were no broker non-votes on this proposal.

Proposal 3:	Non-binding Advisory Vote on Executive Compensation

The proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s 2024 proxy statement was approved, and the votes were as follows:

For	Against	Abstain
2,686,742	631,462	127,681

There were 1,827,125 broker non-votes on this proposal.

Proposal Four	Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Cherry Bekaert, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 was approved by votes as follows:

For	Against	Abstain
4,702,784	371,664	198,562

There were no broker non-votes on this proposal.

Proposal 5:	Adjournment Proposal

The proposal to approve an adjournment of the Annual Meeting, in whole or in part as to any particular proposal(s), to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient shares voted to constitute a quorum or votes in favor of a particular proposal for approval, was approved, and the votes were as follows:

For	Against	Abstain
4,349,068	763,040	160,902

There were no broker non-votes on this proposal.

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

Item 7.01Regulation FD Disclosure.

On May 31, 2024, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01.Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Soligenix, Inc.
99.1	Press release dated May 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.

May 31, 2024	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

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